Exhibit 10.6

TRADEMARK SECURITY AGREEMENT

TRADEMARK SECURITY AGREEMENT, dated as of May 14, 2015, by Winmark Corporation, a Minnesota corporation (the “Company”), Wirth Business Credit, Inc., a Minnesota corporation (“Wirth”), Winmark Capital Corporation, a Minnesota corporation (“Winmark Capital”), and Grow Biz Games, Inc., a Minnesota corporation (“Grow Biz”; the Company, Wirth, Winmark Capital, Grow Biz, collectively the “Grantors”, and each individually a “Grantor”), in favor of THE PRIVATEBANK AND TRUST COMPANY, an Illinois bank and trust company, in its capacity as collateral agent for the Senior Lenders (as defined in the Intercreditor Agreement defined below) (the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, The Grantors, The PrivateBank and Trust Company, in its capacity as Agent thereunder (in such capacity, the “Bank Agent”) and certain other persons are parties to that certain Credit Agreement, dated as of July 13, 2010 (as amended to the date hereof and as it may be further amended, modified, supplemented, restated or replaced from time to time, the “Credit Agreement”) pursuant to which the Lenders from time to time party thereto (collectively, the “Bank Lenders”) have provided and will continue to provide financial accommodations to the Pledgor and the other Loan Parties (as defined in the Credit Agreement);

WHEREAS, the Grantors and the Purchasers named in the Purchaser Schedule attached thereto (the “Purchasers” and, together with the holders of the Senior Secured Notes (as defined below) from time to time, the “Noteholders”) are parties to that certain Note Agreement, dated as of the date hereof (as it may be amended, modified, supplemented, restated or replaced from time to time, the “Note Agreement”) pursuant to which the Purchasers are purchasing the Grantors’ senior secured promissory notes in the aggregate principal amount of $25,000,000 on the date hereof (the “Senior Secured Notes”);

WHEREAS, Pursuant to that certain Intercreditor and Collateral Agency Agreement, dated as of the date hereof (the “Intercreditor Agreement”), by and between the Collateral Agent, the Bank Agent, the Bank Lenders and the Noteholders, the Collateral Agent shall, among other things, be appointed as collateral agent in respect of the Collateral described herein;

WHEREAS, as a condition to the Purchasers entering into the financing arrangements proposed by the Note Agreement, the Grantors have executed and delivered to the Collateral Agent, for itself and the ratable benefit of the Senior Lenders, those certain Amended and Restated Security Agreements, each dated as of the date hereof (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, collectively, the “Security Agreements”); and

WHEREAS, pursuant to the terms of the Security Agreements, each Grantor has granted to the Collateral Agent, for itself and the ratable benefit of the Senior Lenders, a security interest in all the assets such Grantor, including all right, title and interest of such Grantor in, to and under all now owned and hereafter acquired trademarks, trademark applications and trademark licenses, and all products and proceeds thereof and goodwill associated therewith, to secure the payment of the Obligations (as defined in the Security Agreements).

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

DEFINED TERMS.  All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreements.  In addition, the following term shall have the meaning herein specified:

“Mark License” means rights under any written agreement now owned or hereafter acquired by any Grantor granting any right to use any Mark.

“Marks” means all right, title and interest in and to any trademarks, service marks and trade names now held or hereafter acquired by any Grantor, including any registration or application for registration of any trademarks and service marks now held or hereafter acquired by any Grantor, which are registered in the United States Patent and Trademark Office or the equivalent thereof in any State of the United States or in any foreign country, as well as any unregistered marks used by any Grantor, and any trade dress including logos, designs, company names, business names, fictitious business names and other business identifiers used by any Grantor.

GRANT OF SECURITY INTEREST IN MARK COLLATERAL.  As collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all of the Obligations, whether now existing or hereafter arising and howsoever evidenced, each Grantor hereby assigns, transfers and grants to the Collateral Agent and hereby creates in favor of the Collateral Agent, for the benefit of the Senior Lenders, a continuing Lien on and first priority security interest in, and right of set-off against, all of the right, title and interest of such Grantor, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Mark Collateral”):

all of its Marks and Mark Licenses to which it is a party including those referred to on Schedule I hereto;

all goodwill of the business connected with the use of, and symbolized by, each Mark and each Mark License; and

all products and proceeds of the foregoing, including, without limitation, any claim by such Grantor against third parties for past, present or future (i) infringement or dilution of any Mark or Mark licensed under any Mark License or (ii) injury to the goodwill associated with any Mark or any Mark licensed under any Mark License.

SECURITY AGREEMENT.  The security interests granted pursuant to this Trademark Security Agreement are granted in conjunction with the security interests granted to Collateral Agent, for itself and the ratable benefit of the Senior Lenders, pursuant to the Security Agreements.  Each Grantor hereby acknowledges and affirms that the rights and remedies of

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Collateral Agent with respect to the security interest in the Mark Collateral made and granted hereby are more fully set forth in the Security Agreements, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

COUNTERPARTS.  This Trademark Security Agreement may be executed in any number of counterparts (or counterpart signature pages), each of which counterparts shall be an original but all of which together shall constitute one instrument.

APPLICABLE LAW.  THIS TRADEMARK SECURITY AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF MINNESOTA (EXCLUDING ANY CONFLICTS OF LAW RULES WHICH WOULD OTHERWISE CAUSE THIS TRADEMARK SECURITY AGREEMENT TO BE CONSTRUED OR ENFORCED IN ACCORDANCE WITH, OR THE RIGHTS OF THE PARTIES TO BE GOVERNED BY, THE LAWS OF ANY OTHER JURISDICTION).

[Signature page follows]

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IN WITNESS WHEREOF, each Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

WINMARK CORPORATION

By:	/s/ Brett D. Heffes
Name:	Brett D. Heffes
Title:	President

WIRTH BUSINESS CREDIT, INC.

By:	/s/ Brett D. Heffes
Name:	Brett D. Heffes
Title:	Treasurer

WINMARK CAPITAL CORPORATION

By:	/s/ Brett D. Heffes
Name:	Brett D. Heffes
Title:	Chief Financial Officer and Treasurer

GROW BIZ GAMES, INC.

By:	/s/ Brett D. Heffes
Name:	Brett D. Heffes
Title:	Treasurer

[Signature Page to Trademark Security Agreement]

ACCEPTED AND ACKNOWLEDGED BY:

THE PRIVATEBANK AND TRUST COMPANY,
as Collateral Agent

By:	/s/ Adam F. Oliver
Name: Adam E. Oliver
Its: Officer

[Signature Page to Trademark Security Agreement]

SCHEDULE I
TO
TRADEMARK SECURITY AGREEMENT

Trademarks

TRADEMARK	COUNTRY	APPL. #	CLASS	REG. #	REG. DATE

WINMARK	USA	76-339,144	35	2,728,008	6/17/03

WINMARK	USA	78-683,252	36, 37, 38, 39, 42	3,137,283	8/29/06

WINMARK BUSINESS SOLUTIONS	USA	78-326,272	35	2,906,674	11/30/04

WINMARK CAPITAL	USA	78-405,795	36	3,184,450	1/12/06

WIRTH BUSINESS CREDIT	USA	78-722,246	35, 36, 37, 38, 39, 42	3,320,486	10/23/07

LEASEMANAGER	USA	78-257,794	36	2,983,934	9/9/05

PEERSPHERE	USA	77-387992	38,42	3,609,933	4/21/09

O LOGO DESIGN	USA	74-662,893	35,42	2,550,186	3/19/02

O LOGO DESIGN	CANADA	890,859		531,253	8/16/00

BUY. SELL. REPEAT.	USA	77-718317	35	3,765,266	3/23/10

SELL. BUY. REPEAT.	USA	77-718320	35	3,759,215	3/9/10

PLAY IT AGAIN SPORTS (and design)	USA	74-184,959	42	1,738,778	12/8/92

PLAY IT AGAIN SPORTS	USA	73-780,009	42	1,562,785	10/24/89

PLAY IT AGAIN SPORTS	CANADA	683,688		407,459	1/29/93

PLAY SAFE PLAY HARD PLAY IT AGAIN PLAY IT AGAIN SPORTS	USA	74-580,446	42	1,950,617	1/23/96

SPORTS EQUIPMENT THAT’S USED BUT NOT USED UP	USA	74-407,964	42	1,874,326	1/17/95

BUY, SELL TRADE NEW AND USED GEAR (for PIAS and MGR)	USA	77-440060	42	Abandoned registration app.

REUSE.RECYCLE.REPLAY.	USA	85-049345	35	3,913,486	2/1/11

TRADEMARK	COUNTRY	APPL. #	CLASS	REG. #	REG. DATE

EDGEVANTAGE	USA	85-781,530	37	4,506,805	4/1/14

EDGEVANTAGE	CANADA	1,619,323		884425	10/20/14

PLAY IT AGAIN SPORTS EVERYBODY PLAYS	USA	86-137,377	35	Abandoned registration app.

EVERYBODY PLAYS PLAY IT AGAIN SPORTS	USA	86,204,901	35	4,626,375	10/21/14

OFFICIAL SPONSOR OF ALL THOSE WHO PLAY	USA	86-137,378	35	4,626,270	10/21/14

PLAY IT AGAIN SPORTS EVERYBODY PLAYS	CANADA	1,671,675		Abandoned registration app.

OFFICIAL SPONSOR OF ALL THOSE WHO PLAY	CANADA	1,671,674			PENDING

EVERYBODY PLAYS PLAY IT AGAIN SPORTS	CANADA	1,683,001			PENDING

MUSIC GO ROUND	USA	74-407,988	35	1,933,637	11/7/95

MUSIC GO ROUND (and design)	USA	74-595,598	35,42	1,938,398	11/28/95

MUSIC GO ROUND (and design)	USA	75-806,705	35	2,413,870	12/19/00

MUSIC GO ROUND	USA	74-389,491	42	1,857,397	10/4/94

MUSIC GO ROUND	CANADA	740,108		472,787	3/18/97

PRO CUSTOM	USA	74-638,321	15	2,352,130	5/23/00

PRO CUSTOM	CANADA	797,464		553,444	11/15/01

RE-USE. RECYCLE. ROCK	USA	77-718562	35	3,761,853	3/16/10

YOUR ULTIMATE USED GEAR RESOURCE	USA	77-718860	42	3,690,852	9/29/09

ORIGINAL AND UNSIGNED	USA	86-137,377	41	4,646,272	11/25/14

ONCE UPON A CHILD	USA	74-130,870	35	1,668,930	12/17/91

ONCE UPON A CHILD (and design)	USA	74-358,788	42	1,821,841	2/15/94

ONCE UPON A CHILD (and design)	USA	74-470,445	16,21,25	1,872,459	1/10/95

TRADEMARK	COUNTRY	APPL. #	CLASS	REG. #	REG. DATE

ONCE UPON A CHILD (and design)	USA	74-407,962	35	1,856,930	10/4/94

ONCE UPON A CHILD (and design)	CANADA	729,770		447,287	9/8/95

ONCE UPON A CHILD	EUROPE	011188729	25, 35	011188729	2/11/13

KIDS STUFF WITH PREVIOUS EXPERIENCE	USA	74-407,961	42	1,926,022	10/10/95

KIDS’ STUFF WITH PREVIOUS EXPERIENCE	CANADA	817,083		515,845	8/31/99

PLATO’S CLOSET	USA	75-440,438	35	2,211,282	12/15/98

PLATO’S CLOSET	USA	78-781590	35	3,176,822	11/28/06

PLATO’S CLOSET (AND DESIGN)	USA	78-784675	35	3,201,210	1/23/07

PLATO’S CLOSET (AND DESIGN)	USA	85-094606	35	3,908,174	1/18/11

PLATO’S CLOSET	CANADA	1,302,695		695,576	10/4/07

PLATO’S CLOSET (AND DESIGN)	CANADA	1,492,667		807,932	9/29/11

PLATO’S CLOSET	EUROPE	011321197	25,35	011321197	4/15/13

PLATO’S CLOSET BRAND TEEN WEAR AND DESIGN	CANADA	1,017,819		545,218	5/16/01

PLATO’S CLOSET CHANGE YOUR CLOTHES	USA	78-871939	35	3,407,132	4/1/08

PLATO’S CLOSET CHANGE YOUR CLOTHES	CANADA	1,300,139		731,773	1/6/09

RECYCLE YOUR STYLE	USA	85-552285	35	4,256,651	12/11/12

RECYCLE YOUR STYLE	CANADA	1,567,647		860,573	9/18/13

YOUR STORE. YOUR STYLE.	USA	85-624584	35	4,250,197	11/27/12

YOUR STORE. YOUR STYLE.	CANADA	1,577,573		848,667	4/16/13

YOUR STYLE. YOUR STORE.	USA	85-624579	35	4,246,067	11/20/12

YOUR STYLE. YOUR STORE.	CANADA	1,577,574		848,668	4/16/13

RETOOL (and design)*	USA	75-496,931	35	2,267,043	8/3/99

TRADEMARK	COUNTRY	APPL. #	CLASS	REG. #	REG. DATE

RETOOL	USA	75-467,230	35	2,304,808	12/28/99

RETOOL (and design)	CANADA	882,608		539,715	1/16/01

RETOOL	CANADA	882,609		524,445	3/8/00

COMPUTER RENAISSANCE (and design)	USA	74-595,597	35,42	1,975,949	5/28/96

STYLE ENCORE	USA	85-841,074	35	4,426,761	10/29/13

STYLE ENCORE	CANADA	1,613,038		873,846	3/19/14

STYLE ENCORE (and design)	USA	85-867,462	35	4,426,768	10/29/13

STYLE ENCORE (and design)	CANADA	1,617,026		878,196	5/20/14

STYLE ENCORE (and design) Color	USA	85,901,630	35	4,450,612	12/17/13

STYLE ENCORE	EUROPE	012459061	25,35	012459061	4/25/14

FASHION THAT FITS YOUR LIFE	USA	86,173,524	35	4,572,474	7/22/14

*License Agreement with former franchisees expires 2021.

On August 30, 2000, the Company (f/k/a Grow Biz International, Inc.) signed a Trademark License Agreement (“Agreement”) with Hollis Technologies, Inc., a Florida limited liability company (“Hollis”), granting Hollis the use of the COMPUTER RENAISSANCE AND DESIGN trademarks (U.S. Reg. No. 1,875,949, Canada TM 474,198 and Japan trademark No. 4,313,894) for term of twenty (20) years, with automatic successive renewals of ten (10) years each.  In addition, per the Agreement, Hollis may request, and the Company will grant to Hollis, a license for the use of the CIRCULAR ARROWS DESIGN trademark under the same terms and conditions.

In 2001 and 2002, the Company entered into Trademark License Agreements with 14 former ReTool® franchises and a former employee of Winmark for the license of the RETOOL (U.S. Reg. No. 2,304,808) and RETOOL AND DESIGN (U.S. Reg. No. 2,267,043) trademarks for a period of 10 years with an option to renew for an additional ten (10) year period.